Fees Summary	Feb. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 234,100,000
Previously Paid Amount	0
Total Fee Amount	32,329.21
Total Offset Amount	0
Net Fee	$ 32,329.21